SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 30, 1998

TV COMMUNICATIONS NETWORK, INC.
(a Colorado Corporation)

Commission file number 0-18612

I.R.S. Employer Identification Number 84-1062555

10020 E. Girard Avenue, #300
Denver, Colorado  80231
Telephone:  (303) 751-2900

Investor relations contact:

Dennis J. Horner, Vice President of Finance
10020 E. Girard Avenue, #300
Denver, Colorado  80231
Telephone:  (303) 751-2900

Item 4.  Changes in Registrant's Certifying Accountant

     On March 31, 1998, the Registrant's certifying accountants, Ehrhardt Keefe Steiner & Hottman, P.C. ("EKS&H"), resigned from their representation of the Registrant because EKS&H did not have adequate manpower to perform the audit according to a mutually acceptable audit schedule.

     Neither of EKS&H's reports on the Registrant's financial statements for the past two years: (1) contained an adverse opinion or a disclaimer of opinion; or (2) was qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change accountants was not recommended by the board of directors of the Registrant.

     During the Registrant's two most recent fiscal years ended
March 31, 1997, and March 31, 1996, and the subsequent interim period preceding EKS&H's resignation, the registrant had no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     As of April 6, 1998, the Registrant and EKS&H were still discuss-ing a new audit schedule pursuant to which the Registrant may rehire the services of EKS&H.

     The Registrant has provided EKS&H with a copy of this disclosure and requested EKS&H to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

SIGNATURES

     Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TV COMMUNICATIONS NETWORK, INC.

Date:  April 6, 1998

/ss/Omar A. Duwaik
Omar A. Duwaik
PRESIDENT/CEO

/ss/Dennis J. Horner
Dennis J. Horner
VICE PRESIDENT/TREASURER